KVH INDUSTRIES, INC.


                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                           to be held on May 23, 2001

                                       and


                                 PROXY STATEMENT















                                    IMPORTANT
            Please mark, sign and date your proxy and promptly return
        it in the enclosed envelope or vote your proxy over the Internet or by Telephone.

KVH Industries, Inc.
50 Enterprise Center
Middletown, RI 02842





April 30, 2001





Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of KVH Industries, Inc. Our meeting will be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, 16th Floor, Boston, Massachusetts, on Wednesday, May 23, 2001, beginning at 11:00 a.m. local time.

     At this year's Annual Meeting, stockholders will be asked to elect two directors, to amend our stock option and stock purchase plans to increase the number of shares available under our plans, to amend our stock option plans to restrict our ability to grant options at below-market prices or to reduce the price of granted options, and to approve the sale of common stock. Additional information about the Annual Meeting is given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a completed proxy card. Voting your proxy will ensure your representation at the Annual Meeting.

     I urge you to carefully review the proxy materials and to vote for the proposals as described in the proxy statement.

     Thank you for your cooperation, continued support and interest in KVH Industries, Inc. I hope to see you at the Annual Meeting.



Sincerely,


Martin Kits van Heyningen
President and Chief Executive Officer

                              KVH Industries, Inc.

                    Notice of Annual Meeting of Stockholders
                             To be Held May 23, 2001


     The 2001 Annual Meeting of Stockholders of KVH Industries, Inc. will be held on Wednesday, May 23, 2001 at 11:00 a.m. at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, 16th Floor, Boston, Massachusetts, to conduct the following items of business:

1. To elect two directors to serve for a three-year term and until their successors have been elected.

2. To vote to increase the shares available in the 1996 Incentive and Non-Qualified Stock Option Plan by 500,000 shares.

3. To vote to increase the shares available in the 1996 Employee Stock Purchase Plan by 100,000 shares.

4. To vote to amend the 1995 Incentive Stock Option Plan and the 1996 Incentive and Non-Qualified Stock Option Plan to restrict our ability to grant stock options at exercise prices less than fair market value or to decrease the exercise price of outstanding stock options.

5. To vote to approve the sale of a maximum of 700,000 shares of common stock at a discount on the market price of our common stock as of the date we agree to sell the shares, but, unless otherwise approved by the unanimous vote of our board of directors, at a price of not less than $6.50 per share

6. To transact any other business that may properly come before the meeting or any postponement or adjournment of the meeting.

     Stockholders, who owned shares of our stock at the close of business on Friday, April 13, 2001, are entitled to attend and vote at the meeting. A list of shareholders entitled to vote at the annual meeting will be available at our headquarters in Middletown, Rhode Island, during normal business hours for 10 days prior to the annual meeting. A stockholder may examine the list for any legally valid purpose related to the meeting.

     Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card in the accompanying reply envelope as promptly as possible. To make your voting experience easier, KVH has made arrangements with its transfer agent to allow you to vote your proxy over the Internet or by telephone. Should you choose to vote either by the Internet or by telephone, you are not required to complete and mail the enclosed proxy card. For specific instructions, please refer to the information provided with your proxy card.


                       By Order of the Board of Directors,


                         Robert W. B. Kits van Heyningen
                                    Secretary




Middletown, Rhode Island
April 30, 2001




                                 PROXY STATEMENT
                                Table of Contents

                                                                                                     Page
General Information
     Notice of Meeting                                                                                   4
     Record Date                                                                                         4
     Attendance at Meeting                                                                               4
     Voting                                                                                              4
     Soliciation                                                                                         5

Proposal I
     Election of Directors                                                                               6
     Director Nominees                                                                                   6

Proposal II
     Increase Shares in the 1996 Incentive and Non-Qualified Stock Option Plan                           6

Proposal III
     Increase Shares in the 1996 Employee Stock Purchase Plan                                            6

Proposal IV
     Amendment to the 1995 Incentive Stock Option Plan and 1996 Incentive and
     Non-Qualified Stock Plans                                                                           7

Proposal V
     Approve the Sale of Common Stock                                                                    7

Other Matters                                                                                            8

Board of Directors
     Directors and Executive Officers                                                                   8
     Committees, and Meetings of the Board of Directors                                                 10
     Audit and Related Fees                                                                             11

Stock Ownership Information
     Compliance with 16(a) Reporting                                                                    11
     Beneficial Ownership of Common Stock                                                               12
     Stock Option Plans                                                                                 12
     Ten-year Option / SAR Repricing                                                                    13

Directors' and Officers' Compensation
     Directors' Compensation                                                                            14
     Summary Compensation Table                                                                         14
     Option Grants During Last Fiscal Year                                                              15
     Options Exercised During Last Fiscal Year                                                          15
     Cumulative Total Return Graph                                                                      15

Other Information
     Shareholder Proposals                                                                              16
     Available Information                                                                              17

Exhibit A - Audit Committee Charter                                                                     18

Exhibit B - Proxy Card                                                                                  21





                                 PROXY STATEMENT
                               GENERAL INFORMATION

     The enclosed proxy is solicited on behalf of the Board of Directors of KVH Industries, Inc., a Delaware corporation, with its principal executive offices at 50 Enterprise Center, Middletown, Rhode Island 02842. This proxy is for use at KVH's 2001 Annual Meeting of Stockholders to be held at 11:00 a.m. on Wednesday, May 23, 2001, at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, 16th Floor, Boston, Massachusetts 02110. Our proxy statement contains important information regarding the KVH Industries, Inc.'s 2001 Annual Meeting of Stockholders, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

     A number of abbreviations are used in this proxy statement. We refer to KVH Industries, Inc. as "KVH" The term "proxy materials" includes this proxy statement, the enclosed proxy card and the 2000 Form 10-K. KVH's 2001 Annual Meeting of Stockholders is referred to as "the meeting."

     The Board of Directors of KVH is mailing this proxy statement on or about April 30, 2001, to all KVH stockholders as of the record date, April 13, 2001. Stockholders who owned KVH's common stock at the close of business on April 13, 2001, are entitled to attend and vote at the meeting. On the record date, there were 9,259,578 shares of KVH's common stock issued and outstanding entitled to vote.

Voting Procedures

     As a stockholder of KVH, you have a right to vote on certain business matters affecting KVH. The proposals that will be presented at the meeting and upon which you are being asked to vote are discussed in the following sections entitled "Proposals." Each share of KVH's common stock you own entitles you to one vote. You may vote by mail, by telephone, over the Internet or in person at the meeting.

Methods of Voting

     Your shares will be voted in accordance with the instructions you indicate. If you do not indicate your voting instructions, your shares will be voted for the proposals as presented in the proxy statement and at the discretion of the proxies (as defined below) as to all other matters that may properly come before the meeting.

     Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card (known as "proxies") to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

     Voting by Telephone. To vote by telephone, please follow the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

     Voting on the Internet. To vote on the Internet, please follow the instructions included on your proxy card. If you vote on the Internet, you do not need to complete and mail your proxy card.

     Voting in Person at the Meeting. If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting.

     If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote your shares.

     If you own shares under the Employees' Stock Purchase Plan and do not vote, your shares will be voted in accordance with normal brokerage industry practices, as described in this proxy statement under the section "Broker Non-Votes."

Revoking Your Proxy

     You may revoke your proxy at any time before it is voted at the meeting. In order to do this, you must either: sign and return another proxy at a later date; provide written notice of the revocation of your proxy to KVH's Secretary; or attend the meeting and vote in person.

Quorum Requirement

     A quorum, which is a majority of the outstanding shares entitled to vote as of the record date, April 13, 2001, must be present in order to hold the meeting and to conduct business. Shares are counted as being present at the meeting if you appear in person at the meeting or if you vote your shares on the Internet, by telephone or by submitting a properly executed proxy card. If any broker non-votes (as described below) are present at the meeting, they will be counted as present for the purpose of determining a quorum.

Votes Required to Pass Proposals

     The vote required and the method of calculation for the proposals to be considered at the meeting are as follows.

     o Proposal I - Election of Directors: The two nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.

     o Proposals II, III, IV and V - Amendments to Option Plans, the Purchase Plan and the Sale of Common Shares: The amendments to our stock option plans, stock purchase plan and the sale of common stock will require the affirmative vote of a majority of the issued and outstanding shares entitled to vote as of the record date and present at the meeting.

     You may vote "for" the proposals, you may vote "against" the proposals, or you may "withhold" your vote with respect to one or more of the proposals. If you return a proxy card that withholds your vote from the proposals, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on the proposals.

Broker Non-Votes

     If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have authority to vote your non-voted shares (known as "broker non-votes") on certain routine matters. The proposal to elect two directors and the proposals to amend the stock option plans and the stock purchase plan and the proposal to approve the sale of common stock should be treated as routine matters. Consequently, if you do not provide a proxy to vote your shares, your brokerage firm may elect to vote or not vote your shares for you. To the extent your brokerage firm votes shares on your behalf, your shares will be counted as present for the purpose of determining a quorum.

Voting Confidentiality

     Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

Voting Results

     Final voting results will be announced at the meeting and will be published in KVH's Quarterly Report on Form 10-Q for the second quarter of fiscal 2001, filed with the Securities and Exchange Commission. After the report is filed, you may obtain a copy by: visiting our website at www.kvh.com; contacting our investor relations department at 401-847-3327; or viewing our Quarterly Report on Form 10-Q for the second quarter on the SEC's website at www.sec.gov.

Solicitation

     KVH will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials. We have hired Corporate Investor Communications to assist in the distribution and solicitation of proxies. In addition to the estimated proxy solicitation cost of $8,000 plus reasonable out-of-pocket expenses for this service, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

Proposal I - Election of Directors. The Board has nominated Arent H. Kits van Heyningen and Charles R. Trimble, who currently serve as Class II Directors, for reelection as Class II Directors at the meeting, each to serve until our annual meeting of stockholders in 2004 or special meeting in lieu thereof, and until a successor is duly elected and qualified.

     Our Board of Directors consists of seven members, four non-employee directors and three employee directors. The Board is divided into three classes, with two directors in Class I, two in Class II and three in Class III. Directors serve three-year terms, or until a qualified successor is elected. Each year at the Company's annual meeting the terms of directors in one of the three classes expire. Our By-laws provide that the number of directors may vary from two to seven with increases or decreases determined by the stockholders or directors.

     Arent H. Kits van Heyningen and Charles R. Trimble have agreed to serve as Class II Directors if elected, and we have no reason to believe that they will be unable to serve. In the event that either is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for such other nominee as is then designated by the Board.

     Arent H. Kits van Heyningen, 85, a founder of the Company, has been Chairman of the Company's Board of Directors since 1982. He also has served as the Company's Chief Scientist since that time. From 1963 to 1986, Mr. Kits van Heyningen was Principal Engineer at the Submarine Signal Division of Raytheon Company. Mr. Kits van Heyningen received a BS and an MS in electrical engineering from Delft Technical University, The Netherlands.

     Charles R. Trimble, 59, was appointed a director of the Company in 1999 and is a member of the Audit Committee. He is the founder, and was President and Chief Executive Officer until 1998, of Trimble Navigation Limited. Mr. Trimble is an elected member of the National Academy of Engineering and he has been chairman of the United States GPS Industry Council since 1996. Previously, he was manager of Integrated Circuit Research and Development at Hewlett-Packard's Santa Clara Division. He received a BS in engineering physics, with honors, and an MS in electrical engineering from the California Institute of Technology.

         The Board recommends that you vote FOR the election of Messrs.
              Kits van Heyningen and Trimble as Class II directors.

Proposal II - Amendment to Our 1996 Incentive and Non-Qualified Stock Option Plans to Increase the Number of Shares Available under the Plans by 500,000 Shares.

     The following proposal has been included on the agenda for the meeting. Our Board of Directors has approved an amendment that would increase the shares reserved for issuance under the 1996 Incentive and Non-Qualified Stock Option Plans by 500,000 shares to a total of 809,460 shares. As of December 31, 2000, there were options to purchase a total of 907,360 shares of common stock outstanding under the 1996 Incentive and Non-Qualified Stock Option Plans and 483,960 shares were available for issuance.

     We believe that stock options are an important incentive to attract and retain skilled employees. We are experiencing a period of rapid expansion, and in the coming year we expect to hire a larger number of new employees than we have in previous years. This potential increase in the number of employees will require us to award a larger number of stock options to employees than in previous years.

  The Board recommends that you vote FOR the amendment to increase the shares available under the 1996 Incentive and Non-Qualified Stock Option Plans.

Proposal III - Amendment to Our 1996 Employee Stock Purchase Plan to Increase the Number of Shares Available under the Plan by 100,000 Shares

     The following proposal has been included on the agenda for the meeting. Our Board of Directors has approved an amendment that would increase the shares reserved for issuance under the 1996 Employee Stock Purchase Plan by 100,000 shares to a total of 169,054 shares. As of December 31, 2000, employees had purchased a total of 226,595 shares under the 1996 Employee Stock Purchase Plan and there were 69,054 shares available in the plan for issuance to employees. We believe that employees that are also stockholders are more committed and loyal to KVH. Approval of the amendment would allow us to continue to offer our employees the incentive to participate in our growth as stockholders.

          The Board recommends that you vote FOR the increase in shares available under the 1996 Employee Stock Purchase Plan.

     Proposal IV - Amendment to the 1995 Incentive Stock Option Plan and the 1996 Incentive and Non-Qualified Stock Option Plan to restrict our ability to grant stock options at exercise prices less than fair market value or to reduce the exercise price of outstanding stock options.

     The following proposal has been included on the agenda for the meeting. Our Board of Directors has approved an amendment to our 1995 Incentive Stock Option Plan, our 1996 Incentive and Non-Qualified Stock Option Plan to restrict our ability to grant stock options at exercise prices less than the fair market value of our Common Stock or to change the exercise price of outstanding stock options, unless such action was approved by the holders of a majority of shares present and entitled to vote at a meeting of stockholders. The amendment would also provide that these restrictions may not be amended or repealed without the affirmative vote of the holders of a majority of shares of our common stock present and entitled to vote at a meeting of stockholders.

     On December 29, 2000, we issued and sold 800,000 shares of common stock to the State of Wisconsin Investment Board in a private transaction. On April 2, 2001, we issued and sold 615,385 shares of common stock to certain investment funds in a private transaction. This purchaser has also agreed to purchase an additional 615,385 shares of common stock upon our satisfaction of certain requirements. As part of these transactions we agreed that we would not at any time without the approval of our stockholders, (i) reduce the exercise price of outstanding stock options granted to employees and others under our 1995 Incentive Stock Option Plan, our 1996 Incentive and Non-Qualified Stock Option Plan, or any similar plan or (ii) grant any stock option with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant (except pursuant to the Employee Stock Purchase Plan or similar plan). We also agreed that we would recommend to our stockholders that they approve such amendments to our 1995 Incentive Stock Option Plan and our 1996 Incentive and Non-Qualified Stock Option Plan to reflect this agreement.

  The Board recommends that you vote FOR the amendments to the 1995 Incentive Stock Option Plan and the 1996 Incentive and Non-Qualified Stock Option Plan.


Proposal V -To vote to approve the sale of a maximum of 700,000 shares of common stock at a discount on the market price of our common stock as of the date we agree to sell the shares, but, unless otherwise approved by the unanimous vote of our board of directors, at a price not less than $6.50 per share.

     The following proposal has been included on the agenda for the meeting. As part of our plan to increase our research and development activities, our board of directors has adopted a program of increasing our equity capitalization through the sale of shares of our common stock. We are actively engaged in discussing this sale of stock with a select group of strategic partners and institutional investors.

     As part of this plan, on April 2, 2001, we completed the sale of 615,385 shares of our common stock at a purchase price of $6.50 per share, a $.81 discount per share on the market price of our common stock on such date. The purchasers in the April transaction have also agreed to purchase an additional 615,385 shares of common stock at a purchase price of $6.50 per share. The purchase price of $6.50 per share may or may not represent a discount from the market price of our common stock at the time of the sale. To complete this financing plan we may sell up to an additional 1,076,922 shares (in addition to the 615,835 shares we have agreed to sell as part of the April transaction). If we are successful in selling all of the shares we are offering, the aggregate number of shares sold will exceed 20% of our outstanding common stock by approximately 700,000 shares.

     Our common stock is listed on the Nasdaq Stock Market, and we have agreed to comply with Nasdaq's listing rules. Rule 4350 of the Nasdaq listing rules sets forth certain corporate governance standards for issuers whose common stock is listed on the Nasdaq Stock Market. Rule 4350 requires, among other matters, that an issuer obtain stockholder approval for the sale or issuance, other than through a public offering, of a number of shares of common stock, at a price less than the market price of the common stock, which equals 20% or more of the common stock or the voting power of the company outstanding prior to the issuance. Therefore, in order to comply with Rule 4350, we are asking you to approve the sale of up to a maximum of 700,000 shares of common stock at a discount on the market price of our common stock as of the date we agree to sell the shares, but, unless otherwise approved by the unanimous vote of our board of directors, at a price not less than $6.50 per share.

     Based on our equity capitalization immediately prior to our April 2, 2001 sale of stock, the date we are required to use pursuant to the Nasdaq's listing rules, our proposed sale of an aggregate of up to 2,307,692 shares would represent the sale of more than 20% of the outstanding shares of our common stock. In the last six months the closing price of our common stock has ranged from $5.50 to $10.44. The volatility of the Nasdaq market and the trading price of our stock have made it difficult for us to complete our financing plan. We need the flexibility to sell these shares at a discount to market in order to complete the financing plan.

The Board recommends that you vote FOR the approval of the sale of a maximum of
 700,000 shares of common stock at a discount on the market price of our common stock as of the date we agree to sell the shares, but, unless otherwise approved by the unanimous vote of our board of directors, at a price not less than $6.50 per share.

                                  Other Matters

     Other than the proposals as discussed in the proxy statement, KVH's Board of Directors does not intend to bring any other matters to be voted on at the meeting. KVH's Board is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, or voted on the Internet or by telephone, the proxies will have discretion to vote your shares on such matters to the extent authorized in applicable regulations under the Securities Exchange Act of 1934.

                        Directors and Executive Officers


       The following table sets forth certain information with respect to the directors and executive officers of KVH:

        Name                          Age                    Position
--------------------------------     -----       -------------------------------------
Arent H. Kits van Heyningen(1)         85       Chairman, Board of Directors
Martin A. Kits van Heyningen(1)        42       President, Chief Executive Officer and Director
Richard C. Forsyth                     54       Chief Financial Officer
Josina de Smit(2)                      64       Treasurer
Sid Bennett                            62       Vice President, FOG Business Development
Christopher T. Burnett                 46       Vice President of Business Development
James S. Dodez                         42       Vice President of Marketing and Sales Support
Robert W.B. Kits van Heyningen(1)      44       Vice President of R&D and Director
Mads E. Bjerre-Petersen                57       Managing Director, KVH Europe
Mark S. Ain (3)(4)                     57       Director
Stanley K. Honey(3)                    46       Director
Werner Trattner (3)(4)                 48       Director
Charles Trimble (3)                    59       Director
---------------------------
(1)   Arent Kits van Heyningen is the spouse of Josina de Smit and the father of Martin Kits van Heyningen and Robert Kits van
      Heyningen
(2)   Josina de Smit is the spouse of Arent Kits van Heyningen and the mother of Martin Kits van Heyningen and Robert Kits van
      Heyningen
(3)   Member of the Audit Committee
(4)   Member of the Compensation Committee

     Arent H. Kits van Heyningen, a founder of the Company, has been Chairman of the Company's Board of Directors since 1982. He also has served as the Company's Chief Scientist since that time. From 1963 to 1986, Mr. Kits van Heyningen was Principal Engineer at the Submarine Signal Division of Raytheon Company. Mr. Kits van Heyningen received a BS and an MS in electrical engineering from Delft Technical University, The Netherlands.

     Martin A. Kits van Heyningen, a founder of the Company, has been President and a director of the Company since 1982 and has served as the Company's Chief Executive Officer since 1990. From 1980 to 1982, the New England Consulting Group, a marketing consulting firm, employed Mr. Kits van Heyningen as a marketing consultant. Mr. Kits van Heyningen received a BA cum laude from Yale University.

     Richard C. Forsyth has been Chief Financial Officer of KVH since joining the Company in 1988. Mr. Forsyth consulted for Technology Transition, Inc., a venture capital firm, from 1986 until 1988 and served as the Chief Financial Officer for two of Technology Transition's portfolio companies. Between 1981 and 1985, Mr. Forsyth was Divisional Controller at Wang Laboratories, a computer manufacturer. Mr. Forsyth is a Certified Public Accountant and received BS and AB degrees from Boston College.

     Josina de Smit, a founder of the Company, has been Treasurer of KVH since 1986. Previously Ms. de Smit held a variety of financial, administrative and human resources positions at the Company, including Financial Manager and Human Resources Manager.

     Sid Bennett joined the Company as Vice President of the Fiber Optic Group in November 1997 after the group was acquired from Andrew Corporation. Andrew Corporation employed Mr. Bennett from 1985 to 1997 and his most recent positions were Director, Sensor Products, and President, Andrew-Thompson Broadcasting, Inc. Previously Mr. Bennett was with Sanders Associates managing military electronic systems development. Mr. Bennett has received a BEE from Cornell University and an MEE from New York University. He is Chair of the IEEE Gyro and Accelerometer Panel and a member of the Board of Governors of the IEEE Aerospace and Electronic Systems Society.

     Christopher T. Burnett has been KVH's Vice President of Business Development since 1994. Mr. Burnett joined the Company in 1988 as its Director of Business Development and held that position until 1994. From 1985 until 1988, Mr. Burnett was Program Manager for Sippican Inc., an engineering and manufacturing company. From 1983 until 1985, Mr. Burnett was a Senior Consultant in the Aerospace Defense Consulting Group of Peat Marwick and Mitchell. Mr. Burnett received a BS from the U.S. Naval Academy and an MBA from Golden Gate University.

     James S. Dodez was named KVH's Vice President of Marketing and Sales Support in October 1998 after serving as the Vice President of Marketing and Reseller Sales since 1995. Mr. Dodez joined KVH in 1986 as Marketing Director, a position he held until 1995. From 1985 until 1986, Mr. Dodez was Marketing Director at Magratten Wolley, Inc., an advertising agency. Mr. Dodez received a BS from Miami University (Ohio).

     Robert W. B. Kits van Heyningen, a founder of the Company, has been a director since 1982 and the Company's Vice President of Research and Development since 1998. Previously he served as the Company's Vice President of Engineering from 1982 until 1998. Mr. Kits van Heyningen was an associate engineer at the Submarine Signal Division of Raytheon Company and was also a consultant to various companies and universities from 1980 to 1985. Mr. Kits van Heyningen received a BS in physics from McGill University.

     Mads E. Bjerre-Petersen has been Managing Director of the Company's Danish subsidiary, KVH Europe A/S, since 1992. After founding in 1976 KVH Europe's predecessor company, Danaplus A/S, Mr. Bjerre-Petersen served as its Managing Director until 1992, when the Company acquired its assets in a bankruptcy proceeding. Prior to founding Danaplus A/S, Mr. Bjerre-Petersen founded and operated MBP Trading, a marine electronic distribution firm. Mr. Bjerre-Petersen received a MSc. in mechanical engineering from Technical University of Denmark.

     Ian C. Palmer has been KVH's vice president of satellite sales since 2000. He joined KVH in 1993 and served as director of satellite sales from 1998 until 2000. Previously, Mr. Palmer was sales manager for Euro Marine Trading. He earned a BA in International Relations and Business from Boston University.

     Mark S. Ain has been a director of the Company since 1997. He is the founder, Chief Executive Officer, and Chairman of the Board of Directors of Kronos Incorporated since its organization in 1977. He also held the office of President from 1977 until October 1996. From 1974 to 1977, Mr. Ain operated his own consulting company, providing strategic planning, product development and market research services. From 1971 to 1974, he was associated with a consulting firm. From 1969 to 1971, Digital Equipment Corporation employed Mr. Ain in product development and as Sales Training Director. He received a BS from the Massachusetts Institute of Technology and an MBA from the University of Rochester.

     Stanley K. Honey has been a director of the Company since 1997. He has been the Executive Vice President and Chief Technology Officer of SporTVision Systems, LLC, since November 1997. From 1993 to 1997 Mr. Honey was Executive Vice President, Technology, for the New Technology Group of News Corporation. From 1989 to 1993 Mr. Honey was President and Chief Executive Officer of ETAK, Inc., a wholly owned subsidiary of News Corporation. Mr. Honey founded ETAK in 1983 and was its Executive Vice President, Engineering, until News Corporation acquired it in 1989. Mr. Honey received a BS from Yale University and an MS from Stanford University.

     Werner Trattner has been a director of the Company since 1994 and is a member of the Compensation and Audit committees. Mr. Trattner has been Chief Financial Officer/Vice President of Sales of Swarovski Optik KG, an Austrian manufacturer of optical equipment, since 1989. Mr. Trattner received a degree in business administration from the Studiengemeinschaft in Darmstadt, Germany and received a diploma from the Controller Akademie in Munich/Gauting, Germany. Mr. Trattner completed the Program for Executive Development at the International Institute for Management Development in Lausanne, Switzerland.

     Charles R. Trimble was appointed a director of the Company in 1999 and is a member of the Audit Committee. He is the founder, and was President and Chief Executive Officer until 1998, of Trimble Navigation Limited. Mr. Trimble is an elected member of the National Academy of Engineering and he has been chairman of the United States GPS Industry Council since 1996. Previously, he was manager of Integrated Circuit Research and Development at Hewlett-Packard's Santa Clara Division. He received a BS in engineering physics, with honors, and an MS in electrical engineering from the California Institute of Technology.

                               Board of Directors

Committees and Meetings of the Board

     During the fiscal year ended December 31, 2000, our Board met six times. No incumbent director attended fewer than 80% of the total number of meetings held by our Board and committees on which he served. We currently have two committees, the Audit Committee and the Compensation Committee.

Compensation Committee

     Our Compensation Committee is composed of two independent, non-employee directors, Messrs. Werner Trattner and Mark Ain. The Committee makes general policy decisions relating to compensation and benefits for our employees, including executive officers. It administers the Company's 1996 Incentive and Nonqualified Stock Option Plan, the 1995 Incentive Stock Option Plan and the 1996 Employee Stock Purchase Plan. The Compensation Committee met twice during 2000.

Compensation Committee Report

     The compensation package for KVH executive officers in fiscal 2000 had three principal components: (1) base salary; (2) bonus; and (3) stock options. The Company's executive officers were also eligible to participate in benefit plans on substantially the same terms as other employees.

     In determining executive compensation, the Compensation Committee believes packages need to offer: fair and competitive compensation that attracts and retains superior executive talent; links to performance and stockholder interests with rewards for both short-term and long-term results; incentive compensation programs that recognize both individual and team performance; and features that encourage long-term career commitments to the Company and its stockholders.

     Salaries are reviewed annually, and any adjustments are based on individual performance, changes in responsibilities and market-based comparisons with similar companies. Bonuses, which are included in the compensation table, generally are based on a percentage of operating income and dependant upon KVH achieving the year's financial plan. Stock option awards are intended to provide longer-term incentives.

               As submitted by the Compensation Committee Messrs.:
                                 /S/ Mark S. Ain
                                 /S/ Werner Trattner
Audit Committee

     The Audit Committee of the Board of Directors is composed of four independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Messrs. Werner Trattner, Mark S. Ain, Charles R. Trimble and Stanley K. Honey. The Audit Committee met once during 2000.

Audit Committee Report

     In the section below, we describe our financial and accounting management policies and practices.

     Responsibilities. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as KVH's independent accountants. Management is responsible for KVH's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of KVH's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes and the activities of KVH's internal accounting controls.

     Review with Management and Independent Accountants. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that KVH's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountant matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     KVH's independent accountants also provided to the Audit Committee the written disclosures and a letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, KPMG, LLP the firm's independence.

     Summary. Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in KVH's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.
                  As submitted by the Audit Committee Messrs.:
                               /S/ Warner Trattner
                               /S/ Mark S. Ain
                               /S/ Charles R. Trimble
                               /S/ Stanley K. Honey
Audit and Related Fees

     Audit Fees. The aggregate fees billed by KPMG LLP for professional services for the audit of KVH's annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in KVH's Forms 10-Q for fiscal 2000 were $89,039.

     Financial Information Systems, Design and Implementation Fees. There were no fees billed by KPMG LLP to KVH for financial information systems design and implementation fees for fiscal 2000.

     All Other Fees. The aggregate fees billed to KVH for all other services rendered by KPMG LLP for fiscal 2000, including fees for statutorily required audits in certain locations outside the U.S. where KVH has operations, were $34,514.

     The Audit Committee has determined that the services rendered by KPMG LLP, as described above were compatible with maintaining KPMG LLP's independence. The Audit Committee of the Board of Directors has selected KPMG, LLP as independent public accountants to audit our financial statements for 2001. KPMG has been our auditors since 1986.
                           Stock Ownership Information

Compliance with Section 16(a) Reporting

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon submissions of Forms 3, 4 and 5 and amendments, or written notices that Form 5 was not required, we believe that all Section 16(a) filing requirements were fulfilled in a timely manner.

             Security Ownership of Beneficial Owners and Management

     The following sets forth certain information regarding the beneficial ownership of our Common Stock as of March 31, 2001, by (i) each stockholder known to us to beneficially own five percent or more of our Common Stock; (ii) each of our current directors; and (iii) each of our executive officers. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.

                                                                           Shares Beneficially Owned (2)
           Name (1)                                                        Number             Percent
     --------------------------------------------                    -----------------  ------------------
            State of Wisconsin Investment Board
              P.O. Box 7842
              Madison, WI  53707                                            1,395,000           16.13%
           Arent H. Kits van Heyningen (3)                                    602,685            6.97%
           Josina de Smit (4)                                                 602,685            6.97%
           Gerhard Swarovski (5)                                              601,710            6.96%
           Martin A. Kits van Heyningen (6)                                   440,623            5.10%
           Robert W. B. Kits van Heyningen                                    355,900            4.11%
           Christopher T. Burnett (7)                                          98,503           1.1 3%
           James S. Dodez                                                      95,944            1.10%
           Richard C. Forsyth                                                  58,750              *
           Mads E. Bjerre-Petersen                                             52,441              *
           Werner Trattner                                                     47,680              *
           Sid Bennett                                                         42,147              *
           Mark S. Ain                                                         31,800              *
           Stanley K. Honey                                                    23,000              *
           Charles Trimble                                                     18,000              *
           Ian C.Palmer                                                        11,989              *
           All current directors and executive officers as a group          1,879,462           21.74%
          (14 persons)
           *Less than one percent.
     --------------------------------------------
(1)  The  address  of all  KVH  directors  and  executive  officers  is c/o  KVH
     Industries,  Inc., 50 Enterprise Center,  Middletown, RI 02842. The address of Gerhard  Swarovski and Erika  Swarovski is c/o Swarovski  18A,  Wattens,
     Austria.
(2)  The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership.
(3)  Includes indirect beneficial ownership of 262,002 shares of Common Stock held by Arent H. Kits van Heyningen's spouse, Josina de Smit. Arent Kits van Heyningen is the father of Martin A. Kits van Heyningen and Robert W.B.
     Kits van Heyningen and disclaims beneficial ownership of his sons' shares.
(4)  Includes indirect beneficial ownership of 340,683 shares of Common Stock held by Josina de Smit's spouse, Arent H. Kits van Heyningen. Josina de
     Smit is the mother of Martin A. Kits van Heyningen and Robert W.B. Kits van
     Heyningen and disclaims beneficial ownership of her sons' shares.
(5)  Includes indirect beneficial ownership of 149,141 shares of Common Stock held by Gerhard Swarovski's spouse.
(6)  Includes indirect beneficial ownership of 5,066 shares of Common Stock owned by Martin Kits van Heyningen's spouse.
(7)  Includes indirect beneficial ownership of 14,755 shares of common stock owned by Mr. Burnett's spouse and child.

     The number of beneficially owned shares listed in the table above includes options that are exercisable with a period of 60 days from March 31, 2001.
Shares  exercisable  within 60 days are as follows:  Arent H. Kits van Heyningen
18,750, Josina de Smit 20,250, Martin A. Kits van Heyningen 88,000, Robert W. B.
Kits van Heyningen 18750, James S. Dodez 55,000,  Christopher T. Burnett 26,500,
Richard C. Forsyth 58,750, Mads E.  Bjerre-Petersen  38,750, Sid Bennett 32,500,
Mark S. Ain 23,000,  Stanley K. Honey 23,000,  Charles Trimble 15,000 and Ian C.
Palmer 9,000.


Stock Option Plans

     Our 1995 Option Plan authorizes the Board to grant incentive options to purchase 740,000 shares of Common Stock. Our 1996 Incentive and Nonqualified Stock Option Plan authorizes the Board to grant incentive (qualified) options to purchase a total of 1,415,000 shares of Common Stock. The 1996 Option Plan also authorizes grants of non-qualified options to non-employees such as directors and to employees who are not eligible to receive incentive stock options. As of December 31, 2000, options to purchase a total of 907,360 shares of Common Stock, having a weighted average exercise price of $4.08 per share, were outstanding under the 1995 and 1996 option plans.

     KVH option plans are administered by our Board's Compensation Committee, which consists of non-employee directors. The Committee selects individuals to whom awards will be granted and determines the option exercise price and other terms of each award, subject to the following provisions of the option plans:

     o Fair market value is determined at the time of each grant. o For employees or officers holding 10% or less of our stock, incentive options may extend for no more than 10 years from the grant date.
     o For employees or officers holding more than 10% of our stock, incentive options may extend for no more than five years from the grant date.
     o For stockholders with 10% or less of our stock, the exercise price for incentive options may not be less than the fair market value of the Common Stock.
     o For stockholders with more than 10% of our stock, the exercise price for incentive options may not be less than 110% of fair market value.
     o In each calendar year, the total fair market value of incentive options that become eligible for an employee or officer to exercise may not exceed $100,000.
     o Participants in the 1996 Option Plan may not be granted more than 120,000 shares in any calendar year.
     o Options are non-transferable except by will or by the laws of descent or distribution.
     o    Vested incentive options generally may not be exercised after:
     - an employee voluntarily terminates employment with KVH or we terminate an employee for cause;
     - 30 days following an employee's retirement from KVH due to age or termination by us without cause; or
     - one year following an employee's departure from KVH due to disability or death.
     o Nonqualified options under the 1996 Option Plan need not be subject to the foregoing restrictions.

Ten-year Option/SAR Repricing


     The following table provides stock option repricing information for beneficial owners of Common Stock as of March 31, 2000, for each current director and executive officer that participated in the option exchange.

                                                                                                       Length of
                                                                             Exercise               Original Option
                                                 Number of       Market      Price at                    Term
                                                Securities      Price Of      Time of                Remaining at
                                                Underlying      Stock at     Repricing      New         Date of
                                               Options/SARs     Time of         Or       Exercise     Repricing or
                                                Repriced or    Repricing     Amendment     Price       Amendment
                                                                 Amended                or Amendment

                Name                   Date         (#)           ($)           ($)           ($)       (Years)

------------------------------------------------------------------------------------------------------------------------------------
Mark Ain
  Director                            3/2/98        8,000        4.125         6.750       4.125         3.93

Mads Bjerre-Petersen
  Managing Director, KVH Europe       3/2/98       20,000        4.125         7.375       4.125         4.00

Christopher Burnett
  Vice President, Business
   Development                        3/2/98        4,000        4.125         7.375       4.125         4.00

Josina de Smit
  Treasurer                           3/2/98       20,000        4.125         8.390       4.538         3.64

James Dodez
  Vice President, Marketing and
  Sales Support                       3/2/98       40,000        4.125         8.000       4.125         3.19

Richard C. Forsyth
  Chief Financial Officer             3/2/98       40,000        4.125         8.000       4.125         3.19

Stanley K. Honey                      3/2/98        8,000        4.125         5.500       4.125         4.18
  Director

Martin A. Kits van Heyningen          3/2/98       24,000        4.125         8.750       4.125         3.36
  President and                       3/2/98       12,966        4.125         7.250       4.125         3.13
  Chief Executive Officer             3/2/98       11,034        4.125         7.980       4.538         3.13

Werner Trattner                       3/2/98        8,000        4.125         6.500       4.125         3.09
  Director                            3/2/98        4,000        4.125         8.250       4.125         4.40




                      Directors' and Officers' Compensation

Directors' Compensation

 The principal components of non-employee director compensation are:

     o A $1,500 fee for each board meeting attended. o Reimbursement for meeting-related expenses.
     o Upon election to the Board, five-year options to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on the date granted. Each option vests in four equal installments, commencing from the date of appointment to the board of directors.
     o Following each annual stockholders meeting, serving directors are granted options to purchase an additional 5,000 shares of common stock that vest on the grant date.


Summary Compensation Table

     The following table lists compensation for our chief executive officer and other four most highly compensated executive officers in 2000.

                                                                                                        Long-term
                                                                                                       Compensation
                                                                    Annual Compensation                   Awards
                                                              --------------------------------         -------------
                                                                                                        Securities
             Name and                       Fiscal             Salary(1)            Bonus(2)            Underlying
        Principal Position                   Year                 ($)                 ($)               Options(#)
----------------------------------         --------          ------------         -----------         -------------

Martin A. Kits van Heyningen                 2000               206,000                   --              30,000
  President and Chief Executive              1999             189,000                     --              20,000
  Officer                                    1998               180,000                   --              78,000


Robert W. B. Kits van Heyningen              2000               151,491                   --              10,000
  Vice President of                          1999               143,325                   --              10,000
  Research and Development                   1998               136,500                   --              25,000



Arent H. Kits van Heyningen                  2000               139,915                   --              10,000
  Chairman,  Board of                        1999               132,300                   --              10,000
  Directors                                  1998               126,000                   --              15,000



Christopher T. Burnett                       2000               164,849 (3)               --              10,000
  Vice President of Business                 1999               153,349 (3)               --              10,000
  Development                                1998               147,621 (3)               --              24,000



James S. Dodez                               2000               157,944 (4)               --              10,000
  Vice President of Marketing                1999               144,286 (4)               --              10,000
  and Sales Support                          1998               137,783 (4)               --              50,000
-------------------------------
(1)  Includes amounts deferred by the named individuals pursuant to the
     Company's 401(k) Plan and Trust. Does not include amounts paid to plans, including group disability, life and health, that do not discriminate in favor of officers and directors and are generally available to all full-time employees.
(2)  Includes amounts earned in designated fiscal year but paid in the subsequent fiscal year.
(3)  Includes commissions as follows:  $20,767 in 2000, $17,080 in 1999 and $15,321 in 1998.
(4)  Includes commissions as follows: $23,385 in 2000,  $17,086 in 1999 and $17,783 in 1998.


Options Granted During the Last Fiscal Year Ended December 31, 2000

     The following table lists information related to stock options granted to our chief executive officer and other four most highly compensated executive officers in 2000.

                                                                                         Potential Realizable
                                                  Individual Grants                        Value at Assumed
                                          Percent of                                        Annual Rates of
                            Number of    Total Options     Exercise                           Stock Price
                          Shares Under-   Granted to        or Base                        Appreciation For
          Name            lying Options  Employees in        Price        Expiration        Option Term (2)
                           Granted(#)     Fiscal Year      ($/Sh)(1)         Date            5%($)      10%($)
Martin A. Kits van
------------------------     30,000          15.3            5.02          1/24/05       3,753.75     10,859.44
 Heyningen

Robert W. B. Kits van
  Heyningen                  10,000           5.1            5.02          1/24/05       1,876.87      5,429.72

Arent H. Kits van
  Heyningen                  10,000           5.1            5.02          1/24/05       1,876.87      5,429.72

Christopher T. Burnett       10,000           5.1            4.56          1/24/05       2,936.87      6,489.72

James S. Dodez               10,000           5.1            4.56          1/24/05       2,936.87      6,489.72
-----------------------
     (1)  Options  were granted at 100 percent of fair market value on the grant date,  with the  exception of Arent H., Martin A. and Robert W.B. Kits van Heyningen, whose shares were granted at 110 percent of fair market value.
     (2)  Amounts reported in this column represent hypothetical values that may be realized  upon  exercise of the  options  immediately  prior to the expiration of their term,  assuming the specified  compounded rates of appreciation  of our Common Stock over the term of the options.  These numbers are  calculated  based on SEC rules and do not  represent  our estimate of future stock price growth.  Actual gains, if any, on stock option  exercises  and Common  Stock  holdings  depend on the exercise timing and the future performance of our Common Stock. There can be no assurance that the rates of appreciation  assumed in this table can be achieved  or  that  the  amounts  reflected  will be  received  by the individuals. This table does not take into account any appreciation in the price of the Common  Stock  from the date of grant to the  current date. The values shown are net of the option  exercise  price,  but do not include deductions for taxes or other expenses associated with the exercise.



Options Exercised in Last Fiscal Year Ended December 31, 2000

     The following table provides certain information concerning options exercised by our chief executive officer and other four most highly compensated executive officers during the fiscal year ended December 31, 2000 and the number of options exercisable and unexercisable as of December 31, 2000.

                                                                Number of Shares of
                                Shares                        Common Stock Underlying         Value of Unexercised
                               Acquired                         Unexercised Options           In-the-Money Options
                                  on           Value              at 12/31/99(#)               at 12/31/99 ($)(2)
            Name              Exercise(#) Realized($)(1)   Exercisable    Unexercisable   Exercisable    Unexercisable
Martin A. Kits van
----------------------------     125,000         799,250      68,000          60,000         97,528          93,795
  Heyningen
Robert W. B. Kits van
  Heyningen                      125,000         825,065      30,000          30,000         22,853          49,308
Arent H. Kits van
  Heyningen                      125,000         295,375      25,000          25,000         68,043          44,498
Christopher T. Burnett            24,000          40,200      27,500          27,500         30,343          56,398
James S. Dodez                    26,428          91,250      22,500          22,500         72,968          49,523
----------------------------
     (1)  Value is based on the last sale price of Common  Stock on the exercise date, as reported by the Nasdaq National  Market,  less the applicable option exercise price.
     (2)  Value is based on $5.50,  the last  per-share sale price of the Common
          Stock on December 31, 2000, as reported by the Nasdaq National Market, less the applicable option exercise price.






         Cumulative Total Return Graph Comparing KVH Industries, Inc., Nasdaq Telecommunication Stocks and the Nasdaq National Market Composite
                        April 2, 1996 - December 31, 2000


     The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of two broad market indexes, the Nasdaq National Market Composite Index and the Nasdaq Telecommunications Stock Index. The cumulative stockholder returns for Company shares and the indexes are calculated assuming $100 was invested on April 2, 1996, the date on which our Common Stock began trading on the Nasdaq National Market. The performance of the market indexes is shown on a total return basis. We paid no cash dividends during the periods shown on the graph.


          Month         Nasdaq        Nasdaq          KVH       Nasdaq     Nasdaq           KVH
                        Stock  Telecommunications Industries,   Stock Telecommunications Industries,
                        Market        Stocks          Inc.      Market     Stocks           Inc.

         4/2/96(IPO)    425.22       200.00         6.50       100.00      100.00        100.00
         12/31/96       600.44       219.06         9.12       145.91      109.53        119.23
         12/31/97       710.36       306.60         5.06       167.06      153.30         77.88
         12/31/98       996.16       500.91         1.21       234.27      250.46         18.75
         12/31/99     1,851.60     1,015.40         3.06       435.45      507.70         47.12
         12/31/00     1,124.50       463.44         5.50       264.45      231.72         84.62








                                Other Information


Shareholder Proposals

     The Company must receive shareholder proposals for inclusion in the proxy materials related to the fiscal 2001 Annual Meeting of Stockholders at its executive offices in Middletown, RI, no later than December 20, 2001. Shareholders must notify the Company no later than March 5, 2002, of their intent to introduce proposals at the fiscal 2001 Annual Meeting of Stockholders, otherwise management can use its discretionary voting authority for the proposals when they are raised at the meeting.

Available Information

     Stockholders of record on April 13, 2001 will receive a Proxy Statement and our 2000 Annual Report on Form 10-K, which contains detailed financial information. For up-to-date information such as SEC filings, press releases, conference calls and product information, please visit our web site: www.kvh.com

     To receive printed materials, be added to the Company's distribution list or make specific inquiries, please direct calls, faxes, letters and e-mail to:

         Corporate Communications
         KVH Industries, Inc.
         50 Enterprise Center
         Middletown, RI  02842
         Phone:  401-847-3327 Fax: 401-849-0045


     You may contact our transfer agent at:

         State Street Bank & Trust Company
         c/o EquiServe
         P.O. Box 43011
         Providence, RI 02940-3011
         Shareholder Inquiries 1-800-426-5523
         http://www.equiserve.com

     Our independent accountants are:

         KPMG LLP
         600 Fleet Center
         Providence, RI  02903

Exhibit A - Audit Committee Charter

                              KVH Industries, Inc.
            Charter for the Audit Committee of the Board of Directors


Purpose:

     The purpose of the Audit Committee (the "Committee") established pursuant to this charter is to make such inquiries as are necessary to monitor the corporate financial reporting and the internal and external audits of KVH Industries, Inc., and its subsidiaries (the "Company"), to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to propose to the Board improvements made or to be made in internal accounting controls, to nominate independent auditors and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board of Directors from time to time may prescribe.

Membership:

     Except as otherwise permitted by Rule 4200 promulgated by the National Association of Securities Dealers, all members of the Committee shall be "independent directors" (as that term is defined in subsection (a)(15) Rule
4200). Each member of the Board who is an "independent director" as defined by such Rule shall be a member of the Committee and the Committee shall have at all times not less than two (2) members. Each member of the Committee shall either
(a) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or (b) become able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which results in such member's being financially sophisticated, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board.

Responsibilities:

     The Committee shall undertake the following duties and responsibilities:

     1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls, policies and procedures and approving policies relating to internal controls and protection of assets;

     2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function to the extent that the size and operations of the Company warrant this function;

     3. Prior to the annual independent audit, reviewing with the independent auditors and management the auditors' proposed audit scope and approach and the areas of audit emphasis;

     4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors, the form and content of the Company's financial statements and disclosures and the required communications from the independent auditors under generally accepted auditing standards and any applicable Securities and Exchange Commission ("SEC") regulations;

     5.   Reviewing the performance of the independent auditors;

     6. Reviewing and recommending to the Board the selection and retention of independent auditors;

     7. Receiving from the Company's independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditor and taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

     8. Where appropriate, replacing the outside auditor (or nominating the outside auditor to be proposed for shareholder approval in the proxy statement);

     9.   Approving fee arrangements with the independent auditors;

     10.  Overseeing   compliance  with  SEC   requirements  for  disclosure  of
          auditors' services and Committee members and activities;

     11. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     12. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and approving such policies;

     13. Instituting, if necessary, special investigations and, if appropriate, hiring special counsel or experts to assist;

     14. Reviewing related party transactions for potential conflicts of interest and making recommendations to the Board of Directors with respect thereto;

     15. Providing a forum for the independent auditors to meet in closed session with the Committee;

     16. Establishing the delegation of authority to officers of the Company regarding finance and audit matters and approving a hierarchical approval structure embodying that delegation;

     17. Approving all expenditures, contracts or legal commitments in excess of amounts for which authority is delegated pursuant to the foregoing approval structure;

     18. Reviewing with senior management and the independent auditors the Company's accounting and financial personnel resources;

     19. Receiving and reviewing the response of the management of the Company to any management letter or report from the independent auditors;

     20. Reviewing any dispute between management and the independent auditors and recommending action to the Board; and

     21. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Committee shall undertake such other duties as the Board delegates to it, and shall report, at least annually, to the Board regarding the Committee's examinations and recommendations.

Meetings:

     It is anticipated that the Committee will meet at least once each year. However, the Committee may establish its own schedule. Each meeting shall include an executive session that excludes Company management in order to allow the Committee to maintain free and open communications with the Company's independent auditors.

     The Committee shall meet separately with each of the Chief Executive Officer and the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report.

     The Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof. Unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee shall be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

Reports:

     The Committee may present reports or recommendations to the Board in written or oral form. Any Committee recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

Minutes:

     The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Accountability of Outside Auditor:

     It is the policy of the Company and of the Committee that the Company's outside auditor is ultimately accountable to the Board and the Audit Committee as representatives of the Company's shareholders. It shall be the responsibility of the Board of Directors, with the advice and counsel of the Committee, to select, evaluation, and where appropriate, to replace the Company's independent auditors.

Other:

     The Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Committee:

     1 at the Company's expense and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

     2. to request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors' engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Committee.

     The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions.

Annual Review:

     The Committee will review and reassess the adequacy of this Charter on at least an annual basis and will report to the Board the results of such review and reassessment.


Exhibit B - Proxy Card

                              KVH INDUSTRIES, INC.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       DIRECTORS OF KVH INDUSTRIES, INC.


                        A STOCKHOLDER WISHING TO VOTE IN
                               ACCORDANCE WITH THE
                         RECOMMENDATIONS OF THE BOARD OF
                          DIRECTORS NEED ONLY SIGN AND
                        DATE THIS PROXY AND RETURN IT IN
                             THE ENCLOSED ENVELOPE.


                    Proxy for Annual Meeting of Stockholders
                           to be held on May 23, 2001


The undersigned hereby appoints Martin Kits van Heyningen and Robert Kits van
Heyningen, or either of them acting singly, proxies and attorneys-in-fact, with full power of substitution, to vote all shares of Common Stock of KVH
Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Foley, Hoag & Eliot LLP, 16th
Floor, One Post Office Square, Boston, Massachusetts on May23, 2001 at 11:00 a.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 30, 2001, a copy of which has been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof.
Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

--------------------------------------------------------------------------------
                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
---------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?






                              KVH INDUSTRIES, INC.

         Dear Stockholder,

     Please take note of the important information enclosed with this proxy card.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

     Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 23, 2001.

     Thank you in advance for your prompt consideration of these matters.



         Sincerely,

         KVH Industries, Inc.









       PLEASE MARK VOTES
       AS IN THIS EXAMPLE

-----------------------------------------------------------
                   KVH INDUSTRIES, INC.                                                                          For AgainstAbstain

-----------------------------------------------------------
1.  To elect two directors to serve for a three-year term.  2.  To vote to increase  the shares  available  in     ---    ---   ----
                              For      Withhold                 the 1996  Incentive  and  Non-Qualified  Stock
                                       Authority                Option Plan by 500,000 shares.                     ---    ---   ----
Arent H. Kits van Heyningen
Charles R. Trimble

CONTROL NUMBER:
RECORD DATE SHARES:

-----------------------------------------------------------
-----------------------------------------------------------

-----------------------------------------------------------
-----------------------------------------------------------
                                                            3.  To vote to increase the shares available in
                                                                the 1996 Employee Stock Purchase Plan by           ---    ---   ---
                                                                100,000 shares.
----------------------------------------------------------- ---------------------------------------------------    ---    ---   ---
----------------------------------------------------------- ---------------------------------------------------

                                                            4.  To vote to amend
                                                                the 1995
                                                                Incentive Stock
                                                                Option Plan and
                                                                the 1996
                                                                Incentive and
                                                                Non-Qualified
                                                                Stock Option
                                                                Plan to restrict
                                                                our ability to
                                                                grant stock
                                                                options at
                                                                exercise prices
                                                                less than fair
                                                                market value or
                                                                to change the
                                                                exercise price
                                                                of outstanding
                                                                stock options.
----------------------------------------------------------- ---------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------

----------------------------------------------------------- ---------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------

----------------------------------------------------------- ---------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------

-----------------------------------------------------------

                                                            5.  To vote to approve the sale of a maximum of
                                                                700,000 shares of common stock at a discount
                                                                on the market price of our common stock as of
                                                                the date we agree to sell the shares, but,
                                                                unless otherwise approved by the unanimous        ---    ---    ---
                                                                vote of our board of directors, at a price
                                                                not less than $6.50 per share.                    ---    ---    ---
----------------------------------------------------------- ---------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------

----------------------------------------------------------- ---------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------

----------------------------------------------------------- ---------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------

-----------------------------------------------------------
-----------------------------------------------------------
                                                            6.  To transact any other business as may              ---    ---   ---
                                                                properly  come before the meeting.
                                                                                                                   ---    ---   ---


------------------------------------------- ---------------
                                            Date                 Mark box at right if an address change or         ---
Please be sure to sign and date this                             comment has been noted on the reverse side
Proxy.                                                           of this card.                                     ---



Stockholder sign here          Co-owner sign here
-----------------------------------------------------------

DETACH CARD                                                                                                   DETACH CARD


----------------------------------                                -----------------------
Vote by Telephone                                                 Vote by Internet
----------------------------------                                -----------------------
It's fast, convenient, and immediate! It's fast, convenient, and your vote is immediately Call Toll-Free on a Touch-Tone Phone confirmed and posted. Follow these four easy steps: Follow these four easy steps:
                                                                  ----------------------------------------------------------
-------------------------------------------------------------     ----------------------------------------------------------
1. Read the accompanying Proxy Statement/Prospectus and           1. Read the accompanying Proxy Statement/Prospectus and
   Proxy Card.                                                       Proxy Card.

2. Call the toll-free number                                      2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).                                  http://www.eproxyvote.com/kvhi
   There is NO CHARGE for this call.
                                                                  3. Enter your Control Number located on your Proxy Card.
3. Enter your Control Number located on your Proxy Card.
                                                                  4. Follow the instructions provided
4. Follow the recorded instructions.
-------------------------------------------------------------     ----------------------------------------------------------

Your vote is important!                                           Your vote is important!
Call 1-877-PRX-VOTE anytime!                                      Go to http://www.eproxyvote.com/kvhi anytime!

                               Do not return your Proxy Card if you are voting by Telephone or Internet
